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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 8, 2000


                 AmeriCredit Automobile Receivables Trust 2000-D
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                  333-47278                 88-0359494
---------------------------     ---------------------     ----------------------
State or Other Jurisdiction         (Commission             (I.R.S. Employer
   of Incorporation)                 File Number)            Identification No.)

 c/o AmeriCredit Financial                                      76102
      Services, Inc.                                            -----
Attention: Chris A. Choate                                    (Zip Code)
 801 Cherry Street, Suite 3900
      Fort Worth, TX
-------------------------------
   (Address of Principal
    Executive Offices)


        Registrant's telephone number, including area code (817) 302-7000

             ------------------------------------------------------
          (Former name or former address, if changed since last report)


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      Item 5.  OTHER EVENTS

            In connection with the offering of AmeriCredit Automobile Receivables Trust 2000-D Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the
"Related Computational Materials").


      Item 7.  Financial Statements, Pro Forma Financial
               Information and Exhibits.
               ------------------------------------------

      (a)  Not applicable

      (b)  Not applicable

      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).



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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICREDIT AUTOMOBILE
                        RECEIVABLES TRUST 2000-D

                        By:   AmeriCredit Financial Services, Inc., as Servicer


                              By: /s/ Chris A. Choate
                                 ---------------------------------------
                                 Name:  Chris A. Choate
                                 Title: Senior Vice President,
                                        Secretary and General Counsel



Dated:  November 10, 2000



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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

  99.1 Related Computational Materials (as defined in Item 5 above) distributed by Credit Suisse First Boston Corporation, Banc of America Securities LLC, Barclays Capital Inc., Chase Securities Inc. and Deutsche Bank Securities Inc.



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